UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2015

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 974-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2015, Mr. Brock Albinson was appointed Corporate Controller of the Company, effective March 1, 2015.  In this capacity, Mr. Albinson will serve as the Company's principal accounting officer.  Mr. Albinson will succeed Mr. Alan Sheiness, who will retire from the Company at the end of the Company's current fiscal year.  Mr. Albinson, who is 40 years old, joined the Company in March 2007.  Prior to his appointment as Corporate Controller, Mr. Albinson served as Assistant Corporate Controller from December 2011, as Vice President, Corporate Finance, from January 2011 to December 2011, and as Vice President, Financial Policy, from March 2007 to January 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Automatic Data Processing, Inc.

Date: March 2, 2015	By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti
Title: Vice President